J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund
(Class A Shares)
(a series of JPMorgan Trust I)

Supplement dated August 20, 2010
to the Class A, Class B, Class C & Select Class Shares Prospectus
dated November 1, 2009, as supplemented

Sales Charge Change. Effective September 27, 2010, the maximum sales charge (load) imposed on purchases of Class A Shares of the JPMorgan Diversified Fund (the “Fund”) will be lowered from 5.25% to 4.50% of the offering price. The new sales charge will apply only to Class A Shares of the Fund purchased on or after September 27, 2010. In connection with this change, effective September 27, 2010, the Shareholder Fees table in the Fund’s summary section will be revised as follows:

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	4.50%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

In addition, also effective September 27, 2010, the section “How to Do Business with the Funds — Sales Charges — Class A Shares” on page 77 of the Prospectus will be amended to add the following table:

If you buy Class A Shares of the Diversified Fund on or after September 27, 2010, the following table shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment:

TOTAL SALES CHARGE FOR DIVERSIFIED FUND1

Amount of Purchase	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment	Commission As a % of Offering Price
Less than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1,000,000 or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Diversified Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares of the Fund for Class A Shares of a non-money market fund, you will not be charged at the time of exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Until the effectiveness of these changes on September 27, 2010, the sales charges reflected in the current prospectus remain in place.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DF-810